UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2020

UNITED NATURAL FOODS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15723		05-0376157
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

313 Iron Horse Way,	Providence,	RI	02908
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (401) 528-8634

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	UNFI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

Amendment to ABL Loan Agreement

On August 14, 2020, United Natural Foods, Inc., a Delaware corporation (“UNFI”), and United Natural Foods West, Inc., a California corporation (collectively, the “U.S. Borrowers”), UNFI Canada, Inc., a corporation organized under the Canada Business Corporations Act (the “Canadian Borrower” and, together with the U.S. Borrowers, the “ABL Borrowers”), the certain financial institutions that are parties thereto as lenders, and Bank of America, N.A. as administrative agent for the Lenders (the “ABL Administrative Agent”), entered into the Third Amendment to Loan Agreement (the “Amendment”), amending the Loan Agreement, dated as of August 30, 2018, as amended (the “ABL Loan Agreement”), by and among the ABL Borrowers, the ABL Administrative Agent, the financial institutions party thereto as lenders and the other parties party thereto.

The Amendment provides for, among other things, (i) the addition of certain perishable inventory to the calculation of the Borrowing Base (as defined in the ABL Loan Agreement), (ii) the addition of income attributable to the business associated with the Cub Foods banner and the Shoppers banner accounted for within discontinued operations to the definition of Consolidated Net Income, (iii) an increase of the sublimit of availability for letters of credit to $300 million which includes an increased further sublimit for the Canadian Borrower of $25 million, and (iv) other administrative changes.

The foregoing description of the Amendment in this Form 8-K is only a summary and does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which will be filed as an Exhibit to UNFI’s Annual Report on Form 10-K for the year ended August 1, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED NATURAL FOODS, INC.

By: /s/ John W. Howard
Name: John W. Howard
Title: Chief Financial Officer
Date: August 17, 2020